KEMPER-DREMAN
CONTRARIAN FUND

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1996

Seeks long-term capital appreciation with current income as its secondary objective

                   " . . . This fund is positioned to be an
              all-weather operator going forward. We believe it
               should provide good upside potential with lower
                          downside volatility . . ."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
9
Industry Sectors
10
Individual Holdings
11
Portfolio of Investments
14
Report of Independent Auditors
15
Financial Statements
17
Notes to Financial Statements
20
Financial Highlights

AT A GLANCE
-------------------------------------------------------------------------------
KEMPER DREMAN-CONTRARIAN FUND
TOTAL RETURNS
-------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1996
(UNADJUSTED FOR ANY SALES CHARGE)

                                 [BAR GRAPH]

-------------------------------------------------------------------------------

CLASS A                              14.42%
CLASS B                              13.61%
CLASS C                              13.51%
LIPPER GROWTH & INCOME
  FUNDS CATEGORY AVERAGE*            20.78%
-------------------------------------------------------------------------------

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges. If they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

-------------------------------------------------------------------------------
NET ASSET VALUE
-------------------------------------------------------------------------------
                               AS OF      AS OF
                              12/31/96   12/31/95
-------------------------------------------------------------------------------
KEMPER-DREMAN CONTRARIAN
FUND CLASS A                   $16.93     $16.20
-------------------------------------------------------------------------------
KEMPER-DREMAN CONTRARIAN
FUND CLASS B                   $16.92     $16.20
-------------------------------------------------------------------------------
KEMPER-DREMAN CONTRARIAN
FUND CLASS C                   $16.90     $16.20
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
KEMPER-DREMAN CONTRARIAN
FUND LIPPER RANKINGS
-------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH & INCOME FUNDS CATEGORY*

                     CLASS A              CLASS B            CLASS C
-------------------------------------------------------------------------------
  1-YEAR         #488 OF 523 FUNDS   #496 OF 523 FUNDS   #498 OF 523 FUNDS
-------------------------------------------------------------------------------
  3-YEAR          #66 OF 330 FUNDS         N/A                 N/A
-------------------------------------------------------------------------------
  5-YEAR          #70 OF 212 FUNDS         N/A                 N/A
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DIVIDEND REVIEW
-------------------------------------------------------------------------------

DURING THE FISCAL YEAR, KEMPER-DREMAN CONTRARIAN FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                          CLASS A   CLASS B   CLASS C
-------------------------------------------------------------------------------
INCOME DIVIDEND           $0.22     $0.1087   $0.1121
-------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN   $0.14     $0.14     $0.14
-------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN    $1.21     $1.21     $1.21
-------------------------------------------------------------------------------

TERMS TO KNOW

PRICE/EARNINGS MULTIPLE A company's stock price divided by its earnings for the past four quarters, also referred to as its P/E.

VALUE (CONTRARIAN) INVESTING An investment strategy that seeks to identify strongly financed growing companies whose stocks sell at low multiples of earnings (P/Es). This strategy is also described as contrarian because such stocks are typically out of favor.

TOTAL RETURN A fund's total return measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return calculations assume that dividends are reinvested. Total return represents the aggregate percentage or dollar value change over the period.

DEEP DISCOUNT VALUE STOCKS Those stocks that have a very low price/earnings ratio relative to the market and are feared by most analysts and neglected by Wall Street in general. These stocks often lack glamour and do not always generate high comfort levels, hence their "contrarian" nature.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $79 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

As we progress through the first quarter of 1997, the fundamentals of the economy are remarkably similar to what they were one year ago. Long-term interest rates are in the same 6.5% to 7% range they were in during the first half of 1996. We believe the economy is growing at a rate of approximately 2.5%. Inflation continues to be well under control, at about 3.0%.

     One significant difference between today and last year is that prices of the stocks are on average up 20%. While price movements were more volatile in 1996 than in the past few years, the patient investor was amply rewarded. The prime element sending the stock market higher was strong positive cash flows. This liquidity in an environment of modestly increasing corporate profits and relatively stable interest rates pushed stocks higher for most of the year.

     This higher stock market has caused many market observers to worry. While we cannot ignore what has happened, we find no reason to be bearish over the long term. The environment is benign to favorable for financial assets. Given steady interest rates, moderate economic growth and continued moderate corporate earnings growth, there are few excesses in the system. In fact, real interest rates are probably too high considering our outlook for inflation, and we may see them decline over time.

     Naturally, we cannot rule out the possibility of a market correction. But, in our belief, the downside would appear to be limited to 5% to 8%, which is the size of a typical correction based on historical data. As we have said in previous outlooks, three elements tend to move the market:

     - EARNINGS. We forecast corporate earnings to range between 0% and 5% on average for the Standard & Poor's 500* in 1997 -- not as high as in recent years but positive nonetheless.

     - INTEREST RATES. Rates should remain stable, and short-term interest rates may even decline.

     - LIQUIDITY. Investors, through mutual funds, 401(k)s and qualified contribution plans in particular, will continue to create strong demand for securities.

     In order to move the market more than would be expected in a typical decline, one or more of these elements will have to turn negative in 1997, and, while future market conditions cannot be predicted with certainty, we fail to see what would materially change our outlook. Our outlook going forward is that 1997 should be a lot like 1996.

     While the economy continued along a relatively consistent path, the United States took some politically significant steps in 1996. First, of course, President Bill Clinton and a Republican Congress were re-elected by the voters. In the first few days after the general election, especially, investors demonstrated their support for such a balance in our leadership. But of much greater long-term significance is the expressed commitment by both parties to balance the federal budget and address certain entitlement programs. The first year after an election can be a fertile time to accomplish major initiatives, and we are hopeful that progress can be made.

     The future of the Social Security system, which many experts believe will run out of money about 20 years from now, will be a subject in which you can expect Zurich Kemper Investments, Inc. to play a leadership role. The possible solutions for "fixing Social Security" are finite: raise Social Security taxes, reduce benefits, raise the retirement age, change inflation assumptions or pursue a higher rate of return on assets contributed by workers. We believe that a bipartisan solution will be worked out, which will include giving individuals the option of investing a portion of their Social Security contributions in an account earmarked for them. This change is needed to return credibility to the system, which many Americans have lost faith in.

     What to do with Social Security is a debate that spans generations and promises to occupy much attention in the coming years. As we hope to help advance constructive debate, we'll be advocating partial privatization for this federal program while maintaining a safety net for many low-wage earners and providing a seamless transition for seniors near or in retirement.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

      The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                       NOW (1/31/97)            6 MONTHS AGO      1 YEAR AGO       2 YEARS AGO
      10-YEAR TREASURY RATE(1)            6.58                   6.64              5.81             7.47
      PRIME RATE(2)                       8.25                   8.25              8.25             9.00
      INFLATION RATE(3)*                  3.24                   2.95              2.72             2.87
      THE U.S. DOLLAR(4)                  4.59                   4.26              0.82            (5.54)
      CAPTIAL GOODS ORDERS(5)*            0.58                  15.00              4.72            21.53
      INDUSTRIAL PRODUCTION(5)*           4.32                   3.38              0.39             5.60
      EMPLOYMENT GROWTH(6)                2.50                   2.17              1.78             3.49

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of December 31, 1996.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

     With this letter as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

February 5, 1997

*THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

PERFORMANCE UPDATE

[BERTELSEN PHOTO]

CHRISTIAN BERTELSEN IS CHIEF INVESTMENT OFFICER FOR DREMAN VALUE ADVISORS, INC.
(DVA) THE INVESTMENT ADVISOR TO THE KEMPER-DREMAN FUNDS. HE IS PORTFOLIO MANAGER OF KEMPER-DREMAN CONTRARIAN FUND AND HOLDS AN M.B.A. IN FINANCE AND MARKETING AND A B.A. IN HISTORY AND ECONOMICS FROM BOSTON UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

AFTER REPOSITIONING THE FUND EARLY IN THE YEAR, KEMPER-DREMAN CONTRARIAN FUND HAS TRACKED THE PERFORMANCE OF THE STANDARD & POOR'S 500 STOCK INDEX* (S&P 500) SINCE JULY. BELOW, PORTFOLIO MANAGER CHRIS BERTELSEN DISCUSSES THE EVENTS OF 1996 AND HOW, FOR 1997, THE FUND IS POSITIONED TO RESPOND IN A VOLATILE MARKETPLACE.

Q DURING 1996 KEMPER-DREMAN CONTRARIAN FUND (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE) RETURNED 14.42% VS. 22.95% FOR THE S&P 500. HOWEVER, SINCE WE LAST SPOKE IN JUNE THE FUND HAS TRACKED THE MARKET AND THE AVERAGE OF ITS PEERS WITHIN THE LIPPER ANALYTICAL SERVICES, INC. GROWTH & INCOME FUNDS CATEGORY. HOW DO YOU ACCOUNT FOR THE UNDERPERFORMANCE AND THE STRONG TURNAROUND?

A     When I began managing Kemper-Dreman Contrarian Fund I wanted to try to differentiate it from the competition by purchasing deep discount value stocks (see Terms To Know). I also wanted the fund to be more diversified than in the past. When we began to restructure the fund in June, we were early sellers of drug stocks and early buyers of technology and energy stocks. Looking back, our timing was off and the fund lost ground relative to the market during this restructuring period. However, since July 1, when most of the restructuring was completed, the fund has essentially tracked the market and outperformed the Lipper Growth & Income Funds category average. For the six-month-period ended December 31, 1996, class A shares (unadjusted for any sales charge) gained 12.55%, compared with the S&P 500 which rose 11.68% and an average gain of 10.57% for the Lipper Growth & Income Funds category.

      Some of the companies we bought such as Aluminum Company of America (ALCOA), Chrysler, Caterpillar and E.I. DuPont de Nemours have taken a while to contribute to the return of the fund. These are cyclical companies that had low expectations and did not begin to show relative performance until later in the year when they provided positive earnings surprises. We gradually added to our holdings in financial and energy stocks which provided strong returns for us from September through December. All in all, the restructuring that occurred in June has worked well.

Q     ARE YOU COMFORTABLE WITH THE STRUCTURE OF THE PORTFOLIO AT THE END OF
1996?

A     Very. The fund is holding stocks with strong fundamentals and many that have good dividend yields. A healthy dividend is an important component of our strategy because, should the market flatten out, you will earn at least that dividend. In anticipation of a more volatile market this year, it is also important to have a well diversified portfolio. The fund has gone from owning roughly 40 stocks at the end of 1995 to


*The Standard & Poor's 500 Stock Index is an unmanaged index generally represen-tative of the U.S. Stock Market.

PERFORMANCE UPDATE

approximately 90 stocks now. This fund is positioned to be an all-weather operator going forward. We believe it should provide good upside potential with lower downside volatility.

Q    YOU MENTION THAT SOME COMPANIES DID NOT CONTRIBUTE TO PERFORMANCE RIGHT
AWAY. AT WHAT POINT DO YOU BEGIN TO LOSE YOUR PATIENCE WITH A COMPANY?

A    I begin to lose my patience if a company cannot deliver as promised in the ensuing four to six quarters. I think it is important to constantly monitor how a company is doing fundamentally. You can be patient through a weak earnings period, but I really would like to see little deceleration of the stock price on an absolute basis during that period. As a value investor you really need patience because some of the ideas are slow to develop. One example of an idea that has been slow to develop would be BellSouth. It is a regional telecommunications company that most people avoided due to venture competition in the telecommunications market. The stock pays well above market yields, has strong regional franchises and was treated with disdain for most of 1996.

Q    THE PORTFOLIO AT THE BEGINNING OF 1996 LOOKS MUCH DIFFERENT THAN AT
DECEMBER 31, 1996. YOU HAVE PARED DOWN THE FUND'S HOLDINGS IN CONSUMER NONDURABLES FROM 26.1% TO 15% AND FINANCIAL STOCKS FROM 38.7% TO ROUGHLY 28%. YOU INCREASED YOUR WEIGHTING IN TECHNOLOGY FROM ZERO UP TO ALMOST 10%. IN WHAT SECTORS OF THE MARKET WILL YOU BE LOOKING FOR VALUE IN 1997?

A    We're positive about financial stocks and also looking at companies that most other funds would not consider. We believe energy stocks, particularly domestic oil issues, are positioned to perform well this year. Oil prices appear to be stabilizing at $20-22 a barrel and many of the large oil companies such as Exxon, AMOCO and Royal Dutch Petroleum may have surprisingly good earnings in 1997. Among the more neglected sectors are paper and chemicals which are represented by stocks like Union Camp, Georgia-Pacific, Dow Chemical and Eastman Chemical.

Q    TECHNOLOGY STOCKS CONTINUE TO GAIN A LOT OF ATTENTION. HOW WILL YOU
POSITION THE PORTFOLIO IN TECHNOLOGY GOING INTO 1997?

A    We feel that there is still upside potential for some technology stocks, particularly those that didn't participate in the 1996 second half technology rally or have recently been out of favor. Nokia, a wireless communications company, has lagged the market and is now beginning to move back up. General Instrument, a cable box manufacturer, is also out of favor, but our analysis indicates it has excellent potential. Read-Rite seems to have its manufacturing and technological problems sorted out, has lagged the leader (Seagate Technology) and is still a cheap stock.

Q    IN WHAT WAYS IS THE FUND VULNERABLE TO UNFORESEEN CHANGES IN THE MARKET OR
THE ECONOMY?

A    If oil prices went back down to $17 a barrel that would obviously hurt our positions in oil stocks, lowering prices by perhaps 10 to 15 percent. If the economy slips into a recession, most investors would wind up getting hurt. However, in that scenario, we believe that Kemper-Dreman Contrarian Fund should perform relatively well because value stocks have low P/E's relative to the market and, hence, have tended to fall less in a declining market.

Q    1996 WAS A YEAR CHARACTERIZED BY ROTATION AMONG DIFFERENT SECTORS OF THE
MARKET. WHAT DO YOU EXPECT GOING INTO 1997?

A    I think inflation will be a bit higher than the general consensus of low-to-no inflation. If the 30 year Treasury bond goes above 7%, the stock market may become quite nervous. Although market conditions cannot be predicted with certainty, I am expecting the market to return 10-12% for the year with continued rotation. I also expect to see a lot of rotation among sectors. Overall, most investors want liquidity (large company stocks), comfort and glamour. With this in mind, we have gone into some more defensive type issues such as oil (Mobil, AMOCO and Royal Dutch Petroleum) and depressed cyclical stocks (ALCOA, Carpenter Technology and Union Camp). We are also purchasing selected chemical companies

PERFORMANCE UPDATE

(Dow Chemical and Eastman Chemicals). We still feel financials are modestly undervalued and will continue to hold our positions. We will continue to be different -- contrarian -- instead of owning just Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corp. (Freddie Mac), we also hold Student Loan Marketing Association (Sallie Mae); in addition to owning NationsBank we also own ADVANTA, a credit card company. We also own some insurance companies: American International Group, General Re Corp. and Travelers/Aetna Property & Casualty. Again, for many of these companies Wall Street either has or had low expectations for their prospects. We feel they are solid companies that are being offered at reasonable prices. Our goal is to build a comfortable portfolio by using stocks that are less than perfect. On the downside, we believe these companies have already had the excesses wrung out. But on the upside there is potential for earnings surprises that could send these stocks back to their old highs or beyond.

  My feeling is that we will see a more volatile market than we did last year. With that volatility comes buying opportunities. Also, with increased volatility, we believe that our portfolio is positioned to provide a nice cushion. First, it is well diversified, so we don't feel that a correction in one sector or stock would have a tremendous impact on the portfolio. Secondly, although past performance is not predictive of future results, low P/E stocks have traditionally performed better in volatile markets than higher P/E stocks.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
KEMPER-DREMAN CONTRARIAN FUND
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR PERIODS ENDED DECEMBER 31, 1996 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)

                                                                         LIFE OF
                                                       1-YEAR   5-YEAR    CLASS
--------------------------------------------------------------------------------------------------
KEMPER-DREMAN CONTRARIAN FUND CLASS A                   7.83%   13.60%    12.64%   (since 3/18/88)
--------------------------------------------------------------------------------------------------
KEMPER-DREMAN CONTRARIAN FUND CLASS B                  10.61      N/A     18.71    (since 9/11/95)
--------------------------------------------------------------------------------------------------
KEMPER-DREMAN CONTRARIAN FUND CLASS C                  13.51      N/A     20.81    (since 9/11/95)
--------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]

-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper-Dreman Contrarian Fund Class A FROM 3/18/88 THROUGH 12/31/96
-------------------------------------------------------------------------------

                                                 3/18/88     12/31/90     12/31/92   12/31/94     12/31/96
----------------------------------------------------------------------------------------------------------
Kemper-Dreman Contrarian Fund Class A(1)         $10,000     $11,201      $15,777    $17,203      $28,458
Standard & Poor's 500 Stock Index+               $10,000     $14,175      $19,880    $22,172      $37,453
Consumer Price Index++                           $10,000     $11,485      $12,180    $12,850      $13,614

                                 [LINE GRAPH]

-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper-Dreman Contrarian Fund Class B FROM 9/11/95 THROUGH 12/31/96
-------------------------------------------------------------------------------

                                              9/11/95     12/31/95          6/30/96        12/31/96
----------------------------------------------------------------------------------------------------------
Kemper-Dreman Contrarian Fund Class B(1)   $10,000       $11,284          $11,688         $12,519
Standard & Poor's 500 Stock Index+         $10,000       $11,091          $12,209         $13,631
Consumer Price Index++                     $10,000       $10,039          $10,249         $10,373

                                 [LINE GRAPH]

-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper-Dreman Contrarian Fund Class C FROM 9/11/95 THROUGH 12/31/96
-------------------------------------------------------------------------------

                                              9/11/95        12/31/95          6/30/96       12/31/96
----------------------------------------------------------------------------------------------------------
Kemper-Dreman Contrarian Fund Class C(1)   $10,000       $11,285          $11,474         $12,810
Standard & Poor's 500 Stock Index+         $10,000       $11,091          $12,209         $13,631
Consumer Price Index++                     $10,000       $10,039          $10,249         $10,373

Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of 5.75%, for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) of 3% and for Class C shares no adjustment for sales charge. The maximum B share CDSC is 4%. For C shares purchased on or after April 1, 1996, there is a 1% CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus, Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the contingent deferred sales charge in effect at the end of the period for B shares. In comparing Kemper-Dreman Contrarian Fund to the Standard & Poor's 500 Stock Index+ and the Consumer Price Index++, you should note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indexes.

+ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

++ The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on December 31, 1996, and on December 31, 1995.

                         [YEAR COMPARISON BAR GRAPH]


                  KEMPER-DREMAN CONTRARIAN FUND   KEMPER-DREMAN CONTRARIAN FUND
                        ON 12/31/96                        ON 12/31/95
FINANCE                    27.7%                               38.7%

ENERGY                     18.4%                               11.4%

CONSUMER NONDURABLES       15.0%                               26.1%

CAPITAL GOODS              10.4%                                0.0%

TECHNOLOGY                  9.6%                                0.0%

BASIC INDUSTRIES            9.2%                                3.0%

HEALTH CARE                 3.8%                               14.9%

CONSUMER DURABLES           2.4%                                3.1%

UTILITIES                   2.1%                                0.0%

TRANSPORTATION              1.4%                                0.0%

OTHER                       0.0%                                2.8%

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of the Kemper-Dreman Contrarian Fund represented on December 31, 1996, compared to the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 Stock Index.

                   [STANDARD & POORS COMPARISON BAR GRAPH]


                KEMPER-DREMAN CONTRARIAN FUND  STANDARD & POOR'S 500 STOCK INDEX
                         ON 12/31/96                       ON 12/31/96
FINANCE                    27.7%                              14.8%

ENERGY                     18.4%                              10.1%

CONSUMER NONDURABLES       15.0%                              21.5%

CAPITAL GOODS              10.4%                              10.1%

TECHNOLOGY                  9.6%                              13.2%

BASIC INDUSTRIES            9.2%                               5.9%

HEALTH CARE                 3.8%                              10.6%

CONSUMER DURABLES           2.4%                               2.9%

UTILITIES                   2.1%                               9.5%

TRANSPORTATION              1.4%                               1.4%

* The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

INDIVIDUAL HOLDINGS

THE FUND'S 10 LARGEST COMMON STOCK HOLDINGS*
REPRESENTING 17.3% OF THE FUND'S TOTAL NET ASSETS ON DECEMBER 31, 1996

-------------------------------------------------------------------------------------------------------
Holdings                                                                                        Percent
-------------------------------------------------------------------------------------------------------

1           Exxon Corp.                  Explores for and produces crude oil and natural gas       2.4%
                                         and manufactures petroleum products; explores for and
                                         mines coal.

2           Student Loan Marketing       The major financial intermediary to the nation's          2.0%
            Association (Sallie Mae)     education credit market.

3           Mobil Corp.                  Engaged in the production, transportation, refining       1.9%
                                         and marketing of petroleum and natural gas and related
                                         products.

4           British Petroleum            Engaged in all phases of the petroleum industry           1.6%
                                         including: exploration, production, transportation,
                                         processing and marketing of crude oil, petro products
                                         and natural gas.

5           Eastman Chemical             Engaged in the production of chemicals.                   1.6%

6           Chase Manhattan Corp.        A bank holding company which conducts domestic and        1.6%
                                         international financial services through various bank
                                         and non-bank subsidiaries.

7           Glaxo Wellcome               Engaged in the discovery, development, manufacture and    1.6%
            PLC                          marketing of prescription and non-prescription drugs.

8           Xerox                        Develops, manufactures, market services and finances a    1.6%
            Corporation                  broad range of document processing.

9           General Electric             A broadly diversified company with major businesses       1.5%
                                         including power generators, appliances, lighting,
                                         plastics, medical systems, aircraft engines, financial
                                         services and broadcasting.

10          Fleet Financial Group        A diversified financial services company with             1.5%
                                         businesses including: commercial and consumer banking,
                                         mortgage banking, consumer finance, asset based
                                         lending, equipment leasing and student loan
                                         processing.

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER-DREMAN CONTRARIAN FUND

PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
COMMON STOCKS                                                                                    SHARES    VALUE
-----------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES--8.2%
                                         Aluminum Co. of America                                  5,000   $   319
                                      (a)Bethlehem Steel Corp.                                   37,500       338
                                         Carpenter Technology Corp.                              15,000       549
                                         Champion International Corporation                      17,000       735
                                         Dow Chemical Co.                                         2,000       157
                                         E.I. DuPont de Nemours & Co.                             6,500       613
                                         Eastman Chemical Co.                                    23,000     1,271
                                         Georgia-Pacific Corp.                                   11,000       792
                                         Louisiana-Pacific Corp.                                 20,000       422
                                         Parker Hannifin Corp.                                    8,500       329
                                         Union Camp Corp.                                        17,000       812
                                         ------------------------------------------------------------------------
                                                                                                            6,337
-----------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--9.3%
                                         Boeing Co.                                               3,000       319
                                         Caterpillar                                              6,000       451
                                         Deere & Co.                                              7,000       284
                                         Eaton Corporation                                        4,000       279
                                         General Electric Co.                                    12,000     1,187
                                         Honeywell                                                8,000       526
                                         Illinois Tool Works                                     12,500       998
                                         Pitney Bowes Inc.                                       14,000       763
                                         Westinghouse Electric Corp.                             56,000     1,113
                                         Xerox Corporation                                       24,000     1,263
                                         ------------------------------------------------------------------------
                                                                                                            7,183
-----------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--4.9%
                                         American Brands, Inc.                                    8,000       397
                                         Liz Claiborne                                            4,000       154
                                         Cognizant Corporation                                   10,000       330
                                      (a)Fruit of the Loom                                       20,000       758
                                      (a)HFS, Inc.                                                9,600       574
                                         J.C. Penney Co.                                          6,000       293
                                         May Department Stores Co.                                6,000       281
                                         Nordstrom                                                7,000       248
                                      (a)Office Depot                                            10,000       178
                                         V.F. Corp.                                               8,200       554
                                         ------------------------------------------------------------------------
                                                                                                            3,767
-----------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--2.1%
                                         Chrysler Corporation                                    22,000       726
                                         Ford Motor Co.                                          29,000       924
                                         ------------------------------------------------------------------------
                                                                                                            1,650
-----------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--8.6%
                                         McDonald's Corp.                                        20,000       905
                                         Nestle S.A., ADR                                         8,900       474
                                         PepsiCo                                                 20,000       585
                                         Philip Morris Companies                                 10,000     1,126
                                         RJR Nabisco Holdings Corp., preferred                  120,000       810
                                      (a)TCI Satellite                                            6,500        64
                                      (a)Tele-Communications, Inc. "A", - TCI Group              65,000       849
                                         UST, Inc.                                               22,000       712
                                         Unilever N.V., ADR                                       6,300     1,104
                                         ------------------------------------------------------------------------
                                                                                                            6,629

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                                                                                  SHARES    VALUE
---------------------------------------------------------------------------------------------------------------------
ENERGY--16.4%
                                         AMOCO Corp.                                             12,000   $   966
                                         Atlantic Richfield Co.                                   6,000       795
                                         British Petroleum, ADS                                   9,000     1,272
                                         Burlington Resources                                    16,000       806
                                         Chevron Corp.                                           16,000     1,040
                                         Enron Corp.                                             17,000       733
                                         Exxon Corp.                                             19,000     1,862
                                         Halliburton Co.                                         14,000       844
                                         Mobil Corp.                                             12,000     1,467
                                         Royal Dutch Petroleum Co.                                4,000       683
                                         Shell Transport & Trading Company, ADR                   7,500       768
                                         Sun Company, Inc.                                       10,000       244
                                         Texaco                                                   4,000       392
                                         YPF Sociedad Anonima "D", ADR                           34,000       859
                                         ----------------------------------------------------------------------------
                                                                                                           12,731
---------------------------------------------------------------------------------------------------------------------
FINANCE--24.7%
                                         ADVANTA Corp.                                           21,000       858
                                         Allstate Corp.                                          13,000       752
                                         American General Corp.                                  10,000       409
                                         American International Group, Inc.                       9,000       974
                                         Banc One Corporation                                    24,000     1,032
                                         Bank of Boston                                          10,500       675
                                         Bankers Trust New York Corp.                            13,000     1,121
                                         Chase Manhattan Corp.                                   14,000     1,250
                                         Citicorp                                                 8,000       824
                                         Federal Home Loan Mortgage Corp.                         8,000       881
                                         Federal National Mortgage Association                   28,000     1,043
                                         First Chicago NBD Corp.                                 18,000       968
                                         First Union Corp.                                       14,500     1,073
                                         Fleet Financial Group, Inc.                             23,500     1,172
                                         General Re Corp.                                         4,900       773
                                         Great Western Financial Corp.                           18,100       525
                                         Legg Mason                                               4,000       154
                                         J.P. Morgan & Company                                    5,000       488
                                         NationsBank                                              8,000       782
                                         PNC Bank Corp., N.A.                                    10,000       376
                                         State Street Boston Corp.                                7,000       451
                                         Student Loan Marketing Association                      17,000     1,583
                                         Travelers/Aetna Property & Casualty                     29,000     1,026
                                         ----------------------------------------------------------------------------
                                                                                                           19,190
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE--3.4%
                                         Abbott Laboratories                                     10,000       508
                                         C.R. Bard                                               31,000       868
                                         Glaxo Wellcome PLC, ADR                                 40,000     1,270
                                         ----------------------------------------------------------------------------
                                                                                                            2,646
---------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--8.5%
                                         AMP Incorporated                                        14,000       537
                                      (a)Diamond Multimedia Systems, Inc.                        15,000       178
                                         Electronic Data Systems                                 15,000       649
                                         GM Hughes Electronics Corp.                             12,000       675
                                      (a)General Instrument Corp.                                46,000       995
                                         Hewlett-Packard Co.                                     13,000       653
                                         Motorola Inc.                                            9,000       552
                                         Nokia Corporation, ADR                                  15,000       864
                                         Raytheon Co.                                            17,000       818
                                      (a)Read-Rite Corp.                                         15,000       379
                                      (a)Seagate Technology                                       8,000       316
                                         ----------------------------------------------------------------------------
                                                                                                            6,616
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                                 SHARES      VALUE
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.2%
                                      (a)Federal Express Corp.                                   15,000   $   667
                                         Ryder System Inc.                                       10,000       281
                                         ----------------------------------------------------------------------------
                                                                                                              948
---------------------------------------------------------------------------------------------------------------------
UTILITIES--1.9%
                                         BellSouth Corporation                                    4,500       182
                                         Duke Power Co.                                           2,000        93
                                         FPL Group                                                3,500       161
                                         Southern Company                                        46,700     1,057
                                         ----------------------------------------------------------------------------
                                                                                                            1,493
                                         ----------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS--89.2%
                                         (Cost: $61,049)                                                   69,190
                                         ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                         PRINCIPAL AMOUNT                                                   VALUE
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--6.4%
                                         Yield--5.60% to 6.20%
                                         Due--January 1997
                                         Enserch                                                $ 2,000     1,998
                                         Other                                                    3,000     2,993
                                         ----------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--6.4%
                                         (Cost: $4,992)                                                     4,991
                                         ----------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--95.6%
                                         (Cost: $66,041)                                                   74,181
                                         ----------------------------------------------------------------------------
                                         CASH AND OTHER ASSETS, LESS LIABILITIES--4.4%                      3,411
                                         ----------------------------------------------------------------------------
                                         NET ASSETS--100%                                                 $77,592
                                         ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $66,041,000 for federal income tax purposes at December 31, 1996, the gross unrealized appreciation was $8,647,000, the gross unrealized depreciation was $507,000 and the net unrealized appreciation on investments was $8,140,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
KEMPER-DREMAN CONTRARIAN FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper-Dreman Contrarian Fund as of December 31, 1996, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1994 were audited by other auditors whose report dated January 19, 1995 expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper-Dreman Contrarian Fund at December 31, 1996, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the two years then ended, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          February 18, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996
(IN THOUSANDS)

-----------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------
Investments, at value
(Cost: $66,041)                                                 $74,181
-----------------------------------------------------------------------
Cash                                                                603
-----------------------------------------------------------------------
Receivable for:
  Investments sold                                                3,966
-----------------------------------------------------------------------
  Fund shares sold                                                  542
-----------------------------------------------------------------------
  Dividends                                                         133
-----------------------------------------------------------------------
    TOTAL ASSETS                                                 79,425
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-----------------------------------------------------------------------

Payable for:
  Investments purchased                                           1,635
-----------------------------------------------------------------------
  Fund shares redeemed                                               48
-----------------------------------------------------------------------
  Management fee                                                     47
-----------------------------------------------------------------------
  Distribution services fee                                          19
-----------------------------------------------------------------------
  Administrative services fee                                         7
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             75
-----------------------------------------------------------------------
  Directors' fees and other                                           2
-----------------------------------------------------------------------
    Total liabilities                                             1,833
-----------------------------------------------------------------------
NET ASSETS                                                      $77,592
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-----------------------------------------------------------------------

Paid-in capital                                                 $69,082
-----------------------------------------------------------------------
Undistributed net realized gain on investments                      285
-----------------------------------------------------------------------
Net unrealized appreciation on investments                        8,140
-----------------------------------------------------------------------
Undistributed net investment income                                  85
-----------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $77,592
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 THE PRICING OF SHARES
-----------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($46,929,000 / 2,771,000 shares outstanding)                   $16.93
-----------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                    $17.96
-----------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($28,583,000 / 1,688,000 shares outstanding)                   $16.92
-----------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($2,080,000 / 123,000 shares outstanding)                      $16.90
-----------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

----------------------------------------------------------------------
 NET INVESTMENT INCOME
----------------------------------------------------------------------
  Dividends                                                     $1,147
----------------------------------------------------------------------
  Interest                                                         342
----------------------------------------------------------------------
    Total investment income                                      1,489
----------------------------------------------------------------------
Expenses:
  Management fee                                                   400
----------------------------------------------------------------------
  Distribution services fee                                        146
----------------------------------------------------------------------
  Administrative services fee                                       85
----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           212
----------------------------------------------------------------------
  Professional fees                                                  7
----------------------------------------------------------------------
  Reports to shareholders                                           11
----------------------------------------------------------------------
  Registration fees                                                 13
----------------------------------------------------------------------
  Directors' fees and other                                         15
----------------------------------------------------------------------
    Total expenses before expense waiver                           889
----------------------------------------------------------------------
Less expenses waived by investment manager                          61
----------------------------------------------------------------------
    Total expenses after expense waiver                            828
----------------------------------------------------------------------
NET INVESTMENT INCOME                                              661
----------------------------------------------------------------------

----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
----------------------------------------------------------------------

  Net realized gain on sales of investments                      5,861
----------------------------------------------------------------------
  Net realized gain from futures transactions                       52
----------------------------------------------------------------------
    Net realized gain                                            5,913
----------------------------------------------------------------------
  Change in net unrealized appreciation on investments           1,429
----------------------------------------------------------------------
Net gain on investments                                          7,342
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $8,003
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                YEAR ENDED DECEMBER 31,
                                                                 1996              1995
----------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------
  Net investment income                                         $   661              277
----------------------------------------------------------------------------------------
  Net realized gain                                               5,913            1,306
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           1,429            4,426
----------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              8,003            6,009
----------------------------------------------------------------------------------------
  Distribution from net investment income                          (588)            (248)
----------------------------------------------------------------------------------------
  Distribution from net realized gain                            (5,627)          (1,475)
----------------------------------------------------------------------------------------
Total dividends to shareholders                                  (6,215)          (1,723)
----------------------------------------------------------------------------------------
Net increase from capital share transactions                     50,322            8,213
----------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     52,110           12,499
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------

Beginning of year                                                25,482           12,983
----------------------------------------------------------------------------------------
END OF YEAR (including undistributed net investment
income of $85,000 and $11,000, respectively)                    $77,592           25,482
----------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper-Dreman Contrarian Fund (the Fund) is a separate series of Kemper-Dreman Fund, Inc. (KDF), an open-end management investment company organized as a corporation in the state of Maryland. KDF is authorized to issue 500,000,000 shares of $.01 par value common stock.

                             The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and, for shares sold on or after April 1, 1996, a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through December 31, 1996) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of

NOTES TO FINANCIAL STATEMENTS

                             3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income quarterly and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. KDF has a management
                             agreement with Dreman Value Advisors, Inc. (DVA), a wholly owned subsidiary of Zurich Kemper
                             Investments, Inc. The Fund pays a management fee at an annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $400,000 for the year ended December 31, 1996.

                             DVA agreed to waive certain operating expenses through November 11, 1996 to the extent necessary to limit the Fund's operating expenses to the following annualized percentages of average daily net assets: Class A, 1.25%, Class B, 2.00% and Class C, 1.95%. Under this arrangement, DVA waived expenses of $61,000 during the year ended December 31, 1996.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. KDF has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI), an affiliate of DVA. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                         COMMISSIONS
                                                                                        ALLOWED BY KDI
                                                                 COMMISSIONS     ----------------------------
                                                               RETAINED BY KDI   TO ALL FIRMS   TO AFFILIATES
                                                               ---------------   ------------   -------------
                             Year ended December 31, 1996          $65,000         462,000         41,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                                            COMMISSIONS AND
                                                              DISTRIBUTION FEES            DISTRIBUTION FEES
                                                           (AFTER EXPENSE WAIVER)             PAID BY KDI
                                                                  AND CDSC           -----------------------------
                                                               RECEIVED BY KDI       TO ALL FIRMS    TO AFFILIATES
                                                           -----------------------   -------------   -------------
                             Year ended December 31, 1996         $114,000              599,000         15,000

NOTES TO FINANCIAL STATEMENTS

                             ADMINISTRATIVE SERVICES AGREEMENT. KDF has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid by the Fund are as follows:

                                                                 ASF PAID BY                ASF PAID BY KDI
                                                               THE FUND TO KDI       -----------------------------
                                                           (AFTER EXPENSE WAIVER)    TO ALL FIRMS    TO AFFILIATES
                                                           -----------------------   -------------   -------------
                             Year ended December 31, 1996          $77,000             114,000           2,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with KDF's transfer agent, Kemper Service Company (KSvC), an affiliate of DVA, is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $186,000 for the year ended December 31, 1996.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of DVA. During the year ended December 31, 1996, the Fund made no payments to its officers and incurred directors' fees of $10,000 to independent directors.

--------------------------------------------------------------------------------

4 INVESTMENT TRANSACTIONS    For the year ended December 31, 1996, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $92,939

                             Proceeds from sales                          56,104

--------------------------------------------------------------------------------

5  CAPITAL SHARE
   TRANSACTIONS              The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                       YEAR ENDED DECEMBER 31,
                                                                   1996                        1995
                                                           --------------------         -------------------
                                                           SHARES       AMOUNT          SHARES       AMOUNT
                             -------------------------------------------------------------------------------
                              SHARES SOLD
                              Class A                       1,915       $32,066           526        $8,157
                             -------------------------------------------------------------------------------
                              Class B                       1,445        24,191           362         5,736
                             -------------------------------------------------------------------------------
                              Class C                         156         2,614            10           159
                             -------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                         224         3,746            85         1,290
                             -------------------------------------------------------------------------------
                              Class B                         126         2,105            17           274
                             -------------------------------------------------------------------------------
                              Class C                          10           166            --            --
                             -------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A                        (571)       (9,564)         (485)       (7,279)
                             -------------------------------------------------------------------------------
                              Class B                        (243)       (4,108)           (8)         (124)
                             -------------------------------------------------------------------------------
                              Class C                         (53)         (894)           --            --
                             -------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                          11           180            --            --
                             -------------------------------------------------------------------------------
                              Class B                         (11)         (180)           --            --
                             -------------------------------------------------------------------------------
                              NET INCREASE FROM
                              CAPITAL SHARE TRANSACTIONS                $50,322                      $8,213
                             -------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    -------------------------------------------
                                                                   CLASS A
                                                    -------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                     1996     1995    1994    1993    1992
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                  $16.20    12.18   13.62   13.50   12.38
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .23      .26     .28     .22     .25
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             2.07     5.05    (.28)    .96    1.13
-----------------------------------------------------------------------------------------------
Total from investment operations                      2.30     5.31      --    1.18    1.38
-----------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .22      .24     .28     .22     .26
-----------------------------------------------------------------------------------------------
  Distribution from net realized gain                 1.35     1.05    1.16     .84      --
-----------------------------------------------------------------------------------------------
Total dividends                                       1.57     1.29    1.44    1.06     .26
-----------------------------------------------------------------------------------------------
Net asset value, end of year                        $16.93    16.20   12.18   13.62   13.50
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                         14.42%   44.57    (.03)   9.10   11.32
-----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
Expenses absorbed by the Fund                         1.23%    1.25    1.25    1.25    1.25
-----------------------------------------------------------------------------------------------
Net investment income                                 1.56%    1.85    1.89    1.64    2.04
-----------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
Expenses                                              1.25%    1.66    1.42    1.54    1.53
-----------------------------------------------------------------------------------------------
Net investment income                                 1.54%    1.44    1.71    1.34    1.76
-----------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                              -----------------------------   -------------------------------------
                                                         CLASS B                            CLASS C
                                              -----------------------------   -------------------------------------
                                                                SEPT. 11                            SEPT. 11
                                               YEAR ENDED          TO            YEAR ENDED            TO
                                              DEC. 31, 1996   DEC. 31, 1995    DEC. 31, 1996     DEC. 31, 1995
---------------------------------------------------------------------------   -------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------   -------------------------------------
Net asset value, beginning of period             $16.20           15.26           16.20             15.26
---------------------------------------------------------------------------   -------------------------------------
Income from investment operations:
  Net investment income                             .11             .07            .11                .08
---------------------------------------------------------------------------   -------------------------------------
  Net realized and unrealized gain                 2.07            1.85           2.05               1.85
---------------------------------------------------------------------------   -------------------------------------
Total from investment operations                   2.18            1.92           2.16               1.93
---------------------------------------------------------------------------   -------------------------------------
Less dividends:
  Distribution from net investment income           .11             .07            .11                .08
---------------------------------------------------------------------------   -------------------------------------
  Distribution from net realized gain              1.35             .91           1.35                .91
---------------------------------------------------------------------------   -------------------------------------
Total dividends                                    1.46             .98           1.46                .99
---------------------------------------------------------------------------   -------------------------------------
Net asset value, end of period                   $16.92           16.20          16.90              16.20
---------------------------------------------------------------------------    -----------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     13.61%          12.83          13.51%             12.85
---------------------------------------------------------------------------   -------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------   -------------------------------------
Expenses absorbed by the Fund                      2.11%           2.00           2.12               1.95
---------------------------------------------------------------------------   -------------------------------------
Net investment income                               .68%            .88            .67                .93
---------------------------------------------------------------------------   -------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------   -------------------------------------
Expenses                                           2.34%           2.36           2.80               2.31
---------------------------------------------------------------------------   -------------------------------------
Net investment income                               .45%            .52           (.01)               .57
---------------------------------------------------------------------------   -------------------------------------

-----------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-----------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                                       1996      1995     1994     1993     1992
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)              $77,592   25,482   12,983   17,157   14,884
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    95%      30       16       16       28
-----------------------------------------------------------------------------------------------------------------------

Average commission rate paid per share on stock transactions for the year ended December 31, 1996 was $.0490.

NOTE: Total return does not reflect the effect of any sales charges. The investment manager agreed to waive a portion of its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

NOTES

NOTES

DIRECTORS & OFFICERS

DIRECTORS                     OFFICERS

STEPHEN B. TIMBERS            CHRISTIAN C. BERTELSEN
President and Director        Vice President

JAMES E. AKINS                CHARLES R. MANZONI, JR.
Director                      Vice President

ARTHUR R. GOTTSCHALK          JOHN E. NEAL
Director                      Vice President

FREDERICK T. KELSEY           JAMES R. NEEL
Director                      Vice President

DOMINIQUE P. MORAX            STEVEN T. STOKES
Director                      Vice President

FRED B. RENWICK               PHILIP J. COLLORA
Director                      Vice President
                              and Secretary
JOHN B. TINGLEFF
Director                      JEROME L. DUFFY
                              Treasurer
JOHN G. WEITHERS
Director                      ELIZABETH C. WERTH
                              Assistant Secretary


--------------------------------------------------------------------------------
LEGAL COUNSEL                      VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                   222 North LaSalle Street
                                   Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT          KEMPER SERVICE COMPANY
                                   P.O. Box 419557
                                   Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT       INVESTORS FIDUCIARY TRUST COMPANY
                                   127 West 10th Street
                                   Kansas City, MO 64105

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS               ERNST & YOUNG LLP
                                   233 South Wacker Drive
                                   Chicago, IL 60606

--------------------------------------------------------------------------------
INVESTMENT MANAGER                 DREMAN VALUE ADVISORS, INC.
                                   280 Park Avenue
                                   New York, NY 10017

PRINCIPAL UNDERWRITER              KEMPER DISTRIBUTORS, INC.
                                   222 South Riverside Plaza Chicago, IL 60606 http://www.kemper.com

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